

                         ENERGIZER  SUBSIDIARIES        11/1/02
                         --------------------------------------


                                                Jurisdictions of  Percentage of Control
                                                ----------------  ----------------------
     Subsidiary Name . . . . . . . . . . . . .  Incorporation
     -----------------------------------------  ----------------
     Energizer Argentina S.A.. . . . . . . . .  Argentina                           100%
     -----------------------------------------  ----------------  ----------------------
     Energizer Australia Pty. Ltd. . . . . . .  Australia                           100%
     -----------------------------------------  ----------------  ----------------------
     Energizer Austria Ges.m.b.H.. . . . . . .  Austria                             100%
     -----------------------------------------  ----------------  ----------------------
     Energizer Sales Ltd.. . . . . . . . . . .  Barbados                            100%
     -----------------------------------------  ----------------  ----------------------
     Energizer Belgium . . . . . . . . . . . .  Belgium                             100%
     -----------------------------------------  ----------------  ----------------------
     Energizer Insurance Company Ltd.. . . . .  Bermuda                             100%
     -----------------------------------------  ----------------  ----------------------
  *  Energizer do Brasil Ltda. . . . . . . . .  Brazil                              100%
     -----------------------------------------  ----------------  ----------------------
     Energizer Canada Inc. . . . . . . . . . .  Canada                              100%
     -----------------------------------------  ----------------  ----------------------
     Eveready de Chile S.A.. . . . . . . . . .  Chile                               100%
     -----------------------------------------  ----------------  ----------------------
     Energizer (China) Co., Ltd. . . . . . . .  China                               100%
     -----------------------------------------  ----------------  ----------------------
     Eveready de Colombia, S.A.. . . . . . . .  Colombia                            100%
     -----------------------------------------  ----------------  ----------------------
  +  ECOBAT s.r.o. . . . . . . . . . . . . . .  Czech Republic                     33.3%
     -----------------------------------------  ----------------  ----------------------
     Energizer Czech spol.sr.o.. . . . . . . .  Czech Republic                      100%
     -----------------------------------------  ----------------  ----------------------
     EBC Batteries, Inc. . . . . . . . . . . .  Delaware                            100%
     -----------------------------------------  ----------------  ----------------------
     Energizer Asia Pacific, Inc.. . . . . . .  Delaware                            100%
     -----------------------------------------  ----------------  ----------------------
 **  Energizer International, Inc. . . . . . .  Delaware                            100%
     -----------------------------------------  ----------------  ----------------------
     Energizer Japan, Inc. . . . . . . . . . .  Delaware                            100%
     -----------------------------------------  ----------------  ----------------------
     Energizer Middle East and Africa Limited.  Delaware                            100%
     -----------------------------------------  ----------------  ----------------------
     Energizer (South Africa) Ltd. . . . . . .  Delaware                            100%
     -----------------------------------------  ----------------  ----------------------
     Eveready Battery Company, Inc.. . . . . .  Delaware                            100%
     -----------------------------------------  ----------------  ----------------------
 **  MKTE, Inc.. . . . . . . . . . . . . . . .  Delaware                            100%
     -----------------------------------------  ----------------  ----------------------
     Energizer Receivables Funding Corporation  Delaware                            100%
     -----------------------------------------  ----------------  ----------------------
     Eveready Ecuador C.A. . . . . . . . . . .  Ecuador                             100%
     -----------------------------------------  ----------------  ----------------------
     Energizer Egypt S.A.E.. . . . . . . . . .  Egypt                             63.42%
     -----------------------------------------  ----------------  ----------------------
     Energizer France. . . . . . . . . . . . .  France                              100%
     -----------------------------------------  ----------------  ----------------------
  +  Fibat S.A.. . . . . . . . . . . . . . . .  France                               20%
     -----------------------------------------  ----------------  ----------------------
     Energizer Deutschland G.m.b.H.. . . . . .  Germany                             100%
     -----------------------------------------  ----------------  ----------------------
  *  Eveready Ghana Limited. . . . . . . . . .  Ghana                              66.6%
     -----------------------------------------  ----------------  ----------------------
     Energizer Hellas A.E. . . . . . . . . . .  Greece                              100%
     -----------------------------------------  ----------------  ----------------------
     Energizer Hong Kong Limited . . . . . . .  Hong Kong                           100%
     -----------------------------------------  ----------------  ----------------------
     Eveready Hong Kong Company. . . . . . . .  Hong Kong          100%     Partnership
     -----------------------------------------  ----------------  ----------------------
     Sonca Products Limited. . . . . . . . . .  Hong Kong                           100%
     -----------------------------------------  ----------------  ----------------------
     Energizer Hungary Trading Ltd.. . . . . .  Hungary                             100%
     -----------------------------------------  ----------------  ----------------------
     EBC (India) Company Private Limited . . .  India                               100%
     -----------------------------------------  ----------------  ----------------------
     Energizer India Private Limited . . . . .  India                               100%
     -----------------------------------------  ----------------  ----------------------
  *  Eveready Energizer Miniatures Limited . .  India             49%     Joint Venture
     -----------------------------------------  ----------------  ----------------------
     PT Energizer Indonesia. . . . . . . . . .  Indonesia                           100%
     -----------------------------------------  ----------------  ----------------------
     PT Energizer Trading Indonesia. . . . . .  Indonesia                           100%
     -----------------------------------------  ----------------  ----------------------
     Energizer Ireland Limited . . . . . . . .  Ireland                             100%
     -----------------------------------------  ----------------  ----------------------
     Energizer Italia S.p.A. . . . . . . . . .  Italy                               100%
     -----------------------------------------  ----------------  ----------------------
     Eveready Batteries Kenya Ltd. . . . . . .  Kenya                                14%
     -----------------------------------------  ----------------  ----------------------
     Energizer Korea Ltd.. . . . . . . . . . .  Korea                               100%
     -----------------------------------------  ----------------  ----------------------
     Energizer Malaysia SDN.BHD. . . . . . . .  Malaysia                             80%
     -----------------------------------------  ----------------  ----------------------
     Eveready de Mexico S.A. de C.V. . . . . .  Mexico                              100%
     -----------------------------------------  ----------------  ----------------------
     Energizer Holdings, Inc.. . . . . . . . .  Missouri                            100%
     -----------------------------------------  ----------------  ----------------------
     Energizer NZ Limited. . . . . . . . . . .  New Zealand                         100%
     -----------------------------------------  ----------------  ----------------------
     Eveready NZ Limited . . . . . . . . . . .  New Zealand                         100%
     -----------------------------------------  ----------------  ----------------------
     Energizer Philippines, Inc. . . . . . . .  Philippines                         100%
     -----------------------------------------  ----------------  ----------------------
     Energizer Polska Sp. zo.o . . . . . . . .  Poland                              100%
     -----------------------------------------  ----------------  ----------------------
  +  REBA Organizacja Odzysku S.A. . . . . . .  Poland                               25%
     -----------------------------------------  ----------------  ----------------------
  +  ECOPILHAS LDA.. . . . . . . . . . . . . .  Portugal                             20%
     -----------------------------------------  ----------------  ----------------------
     Energizer Puerto Rico, Inc. . . . . . . .  Puerto Rico                         100%
     -----------------------------------------  ----------------  ----------------------
     Energizer LLC . . . . . . . . . . . . . .  Russia                              100%
     -----------------------------------------  ----------------  ----------------------
     Energizer Singapore Pte. Ltd. . . . . . .  Singapore                           100%
     -----------------------------------------  ----------------  ----------------------
     Energizer Slovakia, Spol.Sr.O.. . . . . .  Slovak Republic                     100%
     -----------------------------------------  ----------------  ----------------------
     Energizer Lanka Limited . . . . . . . . .  Sri Lanka                         60.67%
     -----------------------------------------  ----------------  ----------------------
     Energizer SA. . . . . . . . . . . . . . .  Switzerland                         100%
     -----------------------------------------  ----------------  ----------------------
     Energizer (Thailand) Limited. . . . . . .  Thailand                            100%
     -----------------------------------------  ----------------  ----------------------
     Berec Overseas Investments Limited. . . .  UK                                  100%
     -----------------------------------------  ----------------  ----------------------
     Energizer Financial Service Centre Ltd. .  UK                                  100%
     -----------------------------------------  ----------------  ----------------------
     Energizer Holdings UK Company . . . . . .  UK                                  100%
     -----------------------------------------  ----------------  ----------------------
     Ever Ready Limited. . . . . . . . . . . .  UK                                  100%
     -----------------------------------------  ----------------  ----------------------
     Energizer Limited . . . . . . . . . . . .  UK                                  100%
     -----------------------------------------  ----------------  ----------------------
     Energizer Trust Limited . . . . . . . . .  UK                                  100%
     -----------------------------------------  ----------------  ----------------------
  *  WER (MVL) 1998 Limited. . . . . . . . . .  UK                                  100%
 --  -----------------------------------------  ----------------  ----------------------
     EBC Uruguay, S. A.. . . . . . . . . . . .  Uruguay                             100%
     -----------------------------------------  ----------------  ----------------------
     Eveready de Venezuela, C.A. . . . . . . .  Venezuela                           100%
     -----------------------------------------  ----------------  ----------------------

*    In  liquidation

**  "Delaware  Holding  Company"

+   Non-profit corporation